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Exhibit A

                           AGREEMENT OF JOINT FILING

                  In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) of a statement on Schedule 13D or any amendments thereto, with respect to the Common Stock, $.01 par value, of Banyan Strategic Land Fund II and that this Agreement be included as an Exhibit to such filing.

                  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the undersigned hereby execute this Agreement on the 1st day of August, 1997.

                                           GABRIEL CAPITAL, L.P.

                                           By: /s/ J. Ezra Merkin
                                               --------------------------------
                                               Title: General Partner


                                           ARIEL FUND LIMITED

                                           By: MEESPIERSON MANAGEMENT
                                                  (CAYMAN) LIMITED

                                           By: /s/ Roger Hanson/John Lysaght
                                               --------------------------------
                                               Name:  Roger Hanson/John Lysaght
                                               Title: Directors


                                           ARIEL MANAGEMENT CORP.

                                           By: /s/ J. Ezra Merkin
                                               --------------------------------
                                               Name:  J. Ezra Merkin
                                               Title: President

                                           /s/ J. Ezra Merkin
                                           ------------------------------------
                                               J. EZRA MERKIN

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